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                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bruce Mason, Donald L. Seeley and Theodore J. Theophilos, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in any and all capacities, to sign the Annual Report on Form 10-K of True North Communications Inc. for its fiscal year ended December 31, 1998 and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective from the date on which it is signed until January 1, 2000.


             Name                                 Date Signed
             ----                                 -----------

/s/ Bruce Mason                                   January 28, 1999
-------------------------------                 ------------------------
Bruce Mason


/s/ Charles D. Peebler, Jr.                       February 19, 1999
-------------------------------                 ------------------------
Charles D. Peebler, Jr.


/s/ David A. Bell                                 January 29, 1999
-------------------------------                 ------------------------
David A. Bell


/s/ Ronald  W. Bess                               February 22, 1999
-------------------------------                 ------------------------
Ronald  W. Bess


/s/ Donald M. Elliman, Jr.                        February 2, 1999
-------------------------------                 ------------------------
Donald M. Elliman, Jr.


/s/ W. Grant Gregory                              February 8, 1999
-------------------------------                 ------------------------
W. Grant Gregory


/s/ Leo-Arthur Kelmenson                          February 8, 1999
------------------------------                  ------------------------
Leo-Arthur Kelmenson


/s/ Richard P. Mayer                              January 28, 1999
-------------------------------                 ------------------------
Richard P. Mayer


/s/ Michael E. Murphy                             January 28, 1999
-------------------------------                 ------------------------
Michael E. Murphy


/s/ J. Brendan Ryan                               February 9, 1999
-------------------------------                 ------------------------
J. Brendan Ryan


/s/ Marilyn R. Seymann                            January 28, 1999
-------------------------------                 ------------------------
Marilyn R. Seymann


/s/ Stephen T. Vehslage                           January 1, 1999
-------------------------------                 ------------------------
Stephen T. Vehslage